ADVANCED SERIES TRUST

AST BlackRock Corporate Bond Portfolio

AST PIMCO Corporate Bond Portfolio

AST Prudential Corporate Bond Portfolio

AST T. Rowe Price Corporate Bond Portfolio

AST Western Asset Corporate Bond Portfolio

Supplement dated September 28, 2021 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for each of AST BlackRock Corporate Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio, and AST Western Asset Corporate Bond Portfolio (each a Portfolio, and collectively, the Portfolios), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganizations

The Board of Trustees of the Trust (the Board) recently approved the reorganizations (each a Reorganization, and collectively, the Reorganizations) of the Portfolios (each, a Target Portfolio, and collectively, the Target Portfolios) into the PSF PGIM Total Return Bond Portfolio (the Acquiring Portfolio), a series of The Prudential Series Fund. Each Reorganization is subject to approval by the shareholders of the relevant Target Portfolio. Each Reorganization is being proposed independently and no Reorganization is contingent on shareholder approval of any other Reorganization. It is anticipated that a proxy statement/prospectus relating to the Reorganizations will be mailed to Target Portfolio shareholders on or about December 1, 2021, and that the special meeting of the Target Portfolios' shareholders will be held on January 10, 2022.

Pursuant to the Reorganizations, the assets and liabilities of each Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganizations. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganizations would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganizations. The Target Portfolios and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganizations would not result in any adverse federal income tax consequences to either the Target Portfolios or the Acquiring Portfolio, or their respective shareholders.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganizations will be completed in, or around, the first quarter of 2022, or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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